UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  JULY 16, 2001


                            MADE2MANAGE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



           INDIANA                        0-23459                35-1665080
           -------                        -------                ----------
State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)



            9002 PURDUE ROAD, INDIANAPOLIS, IN              46268
         (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (317) 532-7000

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ITEM 5.  OTHER EVENTS.

     On July 19, 2001, the Company issued the press release  attached  hereto as
Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are filed as a part of this report:

     (a)  Not Applicable

     (b)  Not Applicable

     (c)  Exhibits

          99.1 Press Release dated July 19, 2001

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                MADE2MANAGE SYSTEMS, INC.
                                       (Registrant)


     Date: July 25, 2001        By:  /s/ Traci M. Dolan
                                     -------------------------------------------
                                     Traci M. Dolan
                                     Vice President, Finance and Administration,
                                     Chief Financial Officer,
                                     Secretary and Treasurer